Wells, Pipelines, Properties, Plant and Equipment, Net - Assumptions to Determine NPV of Reserves (Pemex Exploration and Extraction) (Detail) - Exploration and Extraction (formerly Pemex Exploration and Production)
	9 Months Ended
	Sep. 30, 2024 $ / bbl $ / Mcf	Sep. 30, 2025 $ / bbl $ / Mcf
Disclosure of significant unobservable inputs used in fair value measurement of assets [line items]
Average crude oil price (USD per barrel)	65.47	60.59
Average gas price (USD per thousands cubic feet) | $ / Mcf	4.80	4.67
Average condensates price (USD per barrel)	73.18	66.19
After-tax discount rate	10.28%